Travelers Protected Equity Portfolio Prospectus:

The Travelers Fund BD III For Variable Annuities
The Travelers Fund BD IV For Variable Annuities

This prospectus describes Travelers Protected Equity Portfolio, a single premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing Company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“qualified Contracts”) as well as those that do not qualify for such treatment (“nonqualified Contracts”). Travelers Protected Equity Portfolio is issued as an individual Contract.

Your premium (“purchase payment”) accumulates on a variable basis in the Equity Index Portfolio of the Greenwich Street Series Fund (the “Index Portfolio”). If you have held your Contract for at least 10 years, or if you annuitize your Contract, you may transfer some or all of your contract value to the Travelers Money Market Portfolio. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Index Portfolio and/or the Money Market Portfolio.

In addition, we will guarantee that on the Principal Protection Expiration Date (the last day of the tenth Contract Year), your Contract will be worth at least 100% of your purchase payment, adjusted for withdrawals, even if the value of your Contract on that date is less than your purchase payment.

The Contract and/or certain contract features may not be available in all states. The current prospectuses for the underlying funds that support the variable funding options must accompany this prospectus. Read and retain them for future reference.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-9368 or access the SEC’s website (http://www.sec.gov). See Appendix A for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the adequacy of these securities or this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2002

TABLE OF CONTENTS

Index of Special Terms	2	Allocation of Annuity	18
Summary	3	Variable Annuity	18
Fee Table	6	Fixed Annuity	18
Condensed Financial Information	7	Payment Options	19
The Annuity Contract	7	Election of Options	19
Contract Owner Inquiries	8	Annuity Options	19
Purchase Payments	8	Variable Liquidity Benefit	19
Accumulation Units	8	Miscellaneous Contract Provisions	20
The Variable Funding Options	8	Right to Return	20
Principal Protection Benefit	9	Termination	20
Principal Protection Expiration Date	10	Required Reports	20
Charges and Deductions	10	Suspension of Payments	20
General	10	The Separate Accounts	20
Contingent Deferred Sales Charge	11	Performance Information	21
Free Withdrawal Allowance	11	Federal Tax Considerations	22
Principal Protection Fee	12	Non-Resident Aliens	22
Administrative Charges	12	General Taxation of Annuities	22
Mortality and Expense Risk Charge	12	Types of Contracts: Qualified or
Variable Liquidity Benefit Charge	12	Nonqualified	22
Variable Funding Option Expenses	12	Nonqualified Annuity Contracts	22
Premium Tax	13	Puerto Rico Tax Considerations	23
Changes in Taxes Based Upon Premium		Qualified Annuity Contracts	23
or Value	13	Penalty Tax for Premature Distributions	23
Transfers	13	Diversification Requirements for
Access to Your Money	13	Variable Annuities	23
Systematic Withdrawals	13	Ownership of the Investments	24
Ownership Provisions	14	Mandatory Distributions for
Types of Ownership	14	Qualified Plans	24
Contract Owner	14	Taxation of Death Benefit Proceeds	24
Beneficiary	14	Other Information	24
Annuitant	14	The Insurance Companies	24
Contingent Annuitant	14	Financial Statements	24
Death Benefit	15	Distribution of Variable Annuity
Death Proceeds Before the Maturity Date	15	Contracts	25
Payment of Proceeds	15	Conformity with State and Federal
Death Proceeds After the Maturity Date	17	Laws	25
The Annuity Period	17	Voting Rights	25
Maturity Date	17	Legal Proceedings and Opinions	25
		Appendix A: Contents of the Statement
		of Additional Information	A-1

INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit	8	Contract Value	7
Accumulation Period	8	Contract Year	8
Annuitant	14	Death Report Date	15
Annuity Payments	17	Joint Owner	14
Annuity Unit	8	Maturity Date	17
Cash Surrender Value	13	Purchase Payment	8
Contingent Annuitant	14	Underlying Fund	8
Contract Date	8	Variable Funding Options	8
Contract Owner	14	Written Request	8

Summary:
Travelers Protected Equity Portfolio

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing Company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Fund BD III for Variable Annuities (“Fund BD III”); The Travelers Life and Annuity Company sponsors the Travelers Fund BD IV for Variable Annuities (“Fund BD IV”). When we refer to the Separate Account, we are referring to either Fund BD III or Fund BD IV, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. Your payment is automatically directed to the Index Portfolio.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a qualified contract, your pre-tax contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options through which you receive income payments from the variable funding options. If you elect variable income payments, the dollar amount or your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

Principal Protection Benefit With the Principal Protection Benefit, you receive, at the end of ten years, 100% of your purchase payment less any withdrawals and related withdrawal charges, or the contract value — whichever is greater.

After the end of the tenth contract year, you may (a) remain in the Contract fully invested in the Index Portfolio without a Principal Protection Benefit; (b) remain in the Contract and transfer all of your contract value to the Money Market Portfolio; (c) remain in the Contract and transfer part of your contract value to the Money Market Portfolio while leaving the remainder of your contract value in the Index Portfolio without the Principal Protection Benefit, (d) purchase another Protected Equity Portfolio contract with the Principal Protection Benefit, (e) transfer to another annuity contract or (f) withdraw your contract value. Unless you inform us in writing of a different investment choice, at the end of the tenth contract year, we will transfer your contract value to the Money Market Portfolio.

Any partial amounts you withdraw from your Contract (including the withdrawal charge) will reduce the amount of principal guaranteed proportionately. The Principal Protection Feature covers the remaining contract value. If you make a full withdrawal before the end of the tenth contract year, the Principal Protection Benefit is no longer in effect. Depending on market conditions, the cash surrender value may be more or less that the guaranteed principal amount.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) Individual Retirement Annuities (IRAs); and (3) Section 403 (b) Rollovers (TSA rollover); (4) Section 401 Rollovers; and (5) beneficiary-directed transfers of death proceeds from another contract. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this

Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with a single payment of at least $10,000. At this time, the Company does not permit additional payments.

Is there a Right to Return Period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Index Portfolio). Where state law requires a longer right to return period, or the return of purchase payment, the Company will comply. You bear the investment risk during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

Can you give a general description of the variable funding options and how they operate? Through its subaccount, the Separate Account uses your purchase payment to purchase units, at your direction, of the Index Portfolio. In turn, the Index Portfolio invests in an underlying mutual fund (“underlying fund”) that holds securities consistent with its investment policy. The value of your contract will vary depending on market conditions.

Transfers from the Index Portfolio to the Money Market Portfolio are not permitted until the end of the tenth contract year. If you should transfer into the Money Market Portfolio at that time, the Separate Account would purchase units of the Money Market Portfolio in the same way units of the Index Portfolio were purchased using your initial purchase payment.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from the amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25%. For Contracts with a value of less than $50,000, we also deduct an annual administrative charge of $30. Both funding options also charge for management and other expenses.

The Principal Protection Benefit provides that you will receive 100% of your single payment, less partial withdrawals and related withdrawal charges, on the Principal Protection Expiration Date.

There is an annual charge of up to 2.50%. There is no refund of the Principal Protection Fee.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payment withdrawn. The maximum percentage is 9%, decreasing to 0% in years eleven and later.

If you select the Variable Liquidity Benefit, there is a surrender charge of up to 6% of the amounts withdrawn.

How will my purchase payment and withdrawals be taxed? Generally, the payment you make to purchase a qualified Contract is made with before-tax dollars. Generally, you will be taxed on your purchase payment and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, your purchase payment is made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the Death Benefit under the Contract? The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the Annuitant, if you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about accumulation unit values? Because the contracts described in this prospectus were not offered for sale until 2002, there were no accumulation unit values as of December 31, 2001, the Separate Account’s fiscal year end.

FEE TABLE

The purpose of the following Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See “Charges and Deductions” in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. “Other Expenses” include operating costs of each underlying fund. Each fund reflects these expenses in its net asset value; the expenses are not deducted from your contract value.

Transaction Expenses

Contingent Deferred Sales Charge

(as a percentage of the purchase payment withdrawn)

Years Since Purchase Payment Made	Charge
0-1	9%
2	9%
3	8%
4	8%
5	7%
6	6%
7	5%
8	4%
9	3%
10	2%
11 and over	0%

During the annuity period, if you have elected the Liquidity Benefit, a surrender charge of up to 9% of the amount withdrawn will be assessed. See “Variable Liquidity Benefit.”

Annual Separate Account Charges

(as a percentage of the average daily net assets of the Separate Account)

Mortality & Expense Risk Charge	1.25%
Principal Protection Fee (maximum)	2.50%
Administrative Expense Charge	0.15%
Total Separate Account Charges	3.90%

Other Annual Charges

Annual Contract Administrative Charge	$30
(Waived if contract value is $50,000 or more)

Variable Funding Option Expenses:

(as a percentage of average daily net assets of the Funding Option as of December 31, 2001, unless otherwise noted)

Funding Option	Management Fee	Other Expenses	Total Annual Operating Expenses

Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	0.31%*	0.02%	0.33%
Money Market Portfolio**	0.32%	0.08%	0.40%

______________

*	The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On June 24, 2002, the shareholders of the Greenwich Street Fund: Equity Index Portfolio approved a new Investment Advisory Agreement, which became effective immediately after the shareholder meeting. Under the new agreement, the management fee increased by 0.10%. Finally, the fund’s Management eliminated the voluntary fee cap of 0.30%. Smith Barney Fund Management receives an administrative fee, which is reflected in the management fee column.

**	This fund is available only if you have held your Contract for 10 years. Travelers Insurance reimbursed the portfolio for $44,028 in expenses for the year ended December 31, 2001 (the portfolio's fiscal year end). If such expenses were not reimbursed the actual expense ratio would have been 0.42%. For the year ended December 31, 2001, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on estimated annual expenses. The examples for the Index Portfolio include the deduction of the maximum Principal Protection Fee of 2.50%. The examples assume that the $30 annual administrative charge is equivalent to 0.022% of the estimated average Separate Account contract value.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and the charges reflected in the expense table above:

	If Contract is surrendered at the end of period shown:				If Contract Is NOT Surrendered or annualized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	133	209	287	461	43	129	217	441
Money Market Portfolio*	43	131	219	447	43	131	219	447

______________

*	Expenses for the Money Market Portfolio would not be incurred until this fund becomes available in contract year eleven.

CONDENSED FINANCIAL INFORMATION

Because the contracts described in this prospectus were first offered in 2002, there is no condensed financial information as of December 31, 2001, the Separate Account’s fiscal year end.

THE ANNUITY CONTRACT

Travelers Protected Equity Portfolio is a contract between the contract owner (“you”) and the Company. This is the prospectus-it is not the Contract. The prospectus highlights many contract provisions to better focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make a purchase payment to us and we credit it to your Contract. We promise to pay you an income, in the form of annuity payments, beginning on a future date that you choose, the maturity date. The purchase payment accumulates tax deferred in the Index Portfolio during the first ten years of your Contract, and/or the

Money Market Portfolio starting in contract year eleven. The contract owner assumes the risk of gain or loss according to the performance of each fund. The contract value is the amount of purchase payment, plus or minus any investment experience. The contract value also reflects all withdrawals made and charges deducted. After contract year ten, there is no guarantee that at the maturity date the contract value will exceed the amount of the purchase payment made under the Contract. The date the contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term “written request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842- 9368.

Purchase Payments

Your purchase payment is due and payable before the Contract becomes effective, and must be at least $10,000. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply your purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after th e maturity date), you are credited with annuity units.

The Variable Funding Options

Both the Index Portfolio and the Money Market Portfolio are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and contract owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9368 to request additional copies of the prospectuses.

If either of the underlying funds become unavailable, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser
Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The fund will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity.	Travelers Investment Management Co.
Money Market Portfolio
(available only in contract year 11 and thereafter)	Seeks high current income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity.	Travelers Asset Management International Corporation

Principal Protection Benefit

When you purchase this contract, the Company will guarantee that on the Principal Protection Expiration Date, your Contract will be worth at least 100%, of your purchase payment adjusted only for withdrawal reductions, even if the value of your Contract on that date is less than your original payment. The purchase payment is not adjusted for administrative charges and mortality and expense risk charges. To qualify for the Principal Protection Benefit, you must hold your contract until the Principal Expiration Date (ten years). A Principal Protection Fee is associated with this feature. (See “Charges and Deductions.”) You should not purchase this contract if you intend to surrender within ten years.

You may not transfer out of the Index Portfolio before the end of the tenth contract year. You may withdraw or annuitize all or part of your contract value before the Principal Protection Expiration Date, subject to withdrawal charges.

The amounts you withdraw (including the withdrawal charge and Principal Protection Cancellation Charge) will reduce the amount of the principal guarantee proportionately. The Principal Protection amount on any date is equal to the amount allocated to a Protected Funding Option, reduced by all prior withdrawal reductions associated with that fund. A withdrawal reduction is calculated by multiplying the fund’s Principal Protection amount immediately prior to the withdrawal by the ratio of the amount of the withdrawal from that fund, including all withdrawal charges and fees, to the value of the fund immediately prior to the withdrawal.

The following example illustrates the effect of withdrawals on the amount of principal protected in both a positive (“Up Market”) and negative (“Down Market”) environment:

UP MARKET WITHDRAWAL

(a) Contract Value		(b) Principal Protection Benefit
Contract Value before withdrawal	$125,000	Return of Premium Death Benefit before withdrawal	$100,000
Withdrawal	$ 25,000	Withdrawal	$ 25,000
Contract Value after withdrawal	$100,000	Partial Surrender Reduction	$ 20,000
		$100,000 x $25,000=$20,000 $125,000
		Principal Protection Benefit	$ 80,000
		After partial surrender reduction
		$100,000-$20,000=$80,000

Principal Protection Benefit after withdrawal is $80,000

DOWN MARKET WITHDRAWAL

(a) Contract Value		(b) Principal Protection Benefit
Contract Value before withdrawal	$ 80,000	Return of Premium Death Benefit before withdrawal	$100,000
Withdrawal	$ 20,000	Withdrawal	$ 20,000
Contract Value after partial surrender	$ 60,000	Partial Surrender Reduction	$ 25,000
$100,000 x $20,000=$25,000
$80,000
		Principal Protection Benefit	$ 75,000
After partial surrender reduction
$100,000-$25,000=$75,000

Principal Protection Benefit after partial surrender is $75,000

Principal Protection Expiration Date

The Company will fulfill its obligations under the Principal Protection Benefit on the Principal Expiration Date (which is the last day of the tenth contract year). On that date, we will contribute to your contract value any amount needed to bring your contract value up to 100% of your original payment adjusted for withdrawal reductions. In addition, unless prior to the Principal Expiration Date, you notify us otherwise by written request, on the Principal Protection Expiration Date, we will transfer your contract value to the Money Market Portfolio, a money market fund. On and after the Principal Protection Expiration Date, you may remain in the Contract and transfer some or all of your contract value to the Money Market Portfolio, purchase a new Protected Equity Portfolio Contract, annuitize your Contract, exchange this Contract for another annuity contract, or withdraw your contract value. Once the Principal Protection Date has pa ssed, unless you purchase a new Contract, the Principal Protection Benefit is no longer in effect. Your registered representative will help you with your decision.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts;
    the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners;
    the available funding options and related programs (including systematic withdrawal programs);
    administration of the annuity options available under the Contracts; and
    the distribution of various reports to contract owners.

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that annuitants may live longer than estimated when the annuity factors under the Contracts were established;

    that the amount of the death benefit will be greater than the contract value; and
    that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for premium taxes.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. (For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur.) We may also profit on one or more the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Contingent Deferred Sales Charge (“CDSC”)

We do not deduct a sales charge from the purchase payment when it is applied under the Contract. However, a CDSC will be deducted if any or all of the purchase payment is withdrawn during the first ten years following the purchase payment. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

Years Since Purchase Payment Made	CDSC
0-1	9%
2	9%
3	8%
4	8%
5	7%
6	6%
7	5%
8	4%
9	3%
10	2%
11 and over	0%

For purposes of the CDSC calculation, withdrawals are deemed to be taken first from:

             (a)   any remaining free withdrawal allowance (as described below), then

             (b)   any portion of the purchase payment not previously withdrawn, then

             (c)   any Contract earnings.

Unless you instruct us otherwise, we will deduct the CDSC from the amount requested.

We will not deduct a CDSC:

    due to the death of the contract owner or the annuitant (with no contingent annuitant surviving);
    due to a minimum distribution as defined by the Internal Revenue Code.

Free Withdrawal Allowance

Beginning in the second contract year, you may withdraw up to 10% of the contract value annually. We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies to all withdrawals except those transferred directly to unaffiliated carriers or financial institutions.

Principal Protection Fee

When you purchase this Contract, you are purchasing a guarantee on your investment. Under this feature, we will guarantee that, on the Principal Protection Expiration Date (which is the last day of the tenth contract year), your Contract will be worth at least 100% of your purchase payment, less a reduction for withdrawals and withdrawal charges, even if the value of your Contract on that date is less than your original purchase payment. Of course, if your contract value is more than your original purchase payment, you will receive the greater value.

There is an annual charge, the Principal Protection Fee, for this feature. The Principal Protection Fee compensates us for the risks that we will bear in providing this guarantee of principal. The Principal Protection Fee is deducted daily from your contract value at a maximum annual rate of 2.50%. The charge varies based on the current market conditions that determine our actual costs associated with the Principal Protection Feature. The charge will be set periodically and will lock in at the time of contract purchase. The Principal Protection Fee is set forth in your Contract and is nonrefundable. Generally, the Principal Protection Fee will be between 0.25% and 2.50%. The actual charge will vary due to market conditions, and will be determined by us.

The Principal Protection Benefit will extend for the ten years from the contract date until the Principal Protection Expiration Date. This guarantee is valid only if your Contract is held to the Principal Protection Expiration Date, and you do not annuitize or surrender before that date.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in the first contract year, and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge:

             (1)   from the distribution of death proceeds;

             (2)   after an annuity payout has begun; or

             (3)   if the contract value on the date of assessment equals or is greater than $50,000.

We deduct the administrative expense charge (sometimes called “sub-account administrative charge”) on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

Mortality and Expense Risk Charge

Each business day, the Company deducts a mortality and expense risk (“M&E”) charge from amounts held in the variable funding options. The deduction is reflected in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.25% annually. This charge compensates the company for risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 9% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

Variable Funding Option Expenses

We summarized the charges and expenses of each funding option in the fee table. Please review the prospectus for each fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make the purchase payment to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

You may not transfer between funding options until contract year eleven at which time you may transfer some or all of your contract value between the Index Fund and the Money Market Portfolio.

After the maturity date, you may make transfers between funding options only with our consent.

ACCESS TO YOUR MONEY

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge, and any premium tax not previously deducted. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payment you made.

If you withdraw any amounts prior to the Principal Protection Expiration Date, the amounts withdrawn (including the CDSC) will no longer be protected by the Principal Protection Benefit and will reduce the protected Benefit amount proportionately.

We may defer payment of any cash surrender value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Systematic Withdrawals

After the first contract year and before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must be invested in the Index Portfolio, have a contract value of at least $15,000 and you must make the election on the form we provide. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

OWNERSHIP PROVISIONS

Types of Ownership

Contract owner

Contract Owner (you, your). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified contracts. You have sole power during the annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from the variable funding options, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

Annuitant

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a contingent annuitant. A contingent annuitant may not be changed, deleted or added to the Contract after the contract date. If an annuitant who is not the owner dies prior to the maturity date, and the contingent annuitant is still living;

    the death benefit will not be payable upon the annuitant's death, the contingent annuitant becomes the annuitant, and
    all other rights and benefits will continue in effect.

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect.

If the annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a contingent annuitant.

DEATH BENEFIT

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which the Company’s Home Office receives due proof of death and written payment instructions (“death report date”).

Death Proceeds Before The Maturity Date

We will pay the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax or withdrawals not previously deducted:

             (1)   the contract value; or

             (2)   the purchase payment less all partial surrender reductions (“return of premium death benefit”).

Partial Surrender Reduction. We will calculate a partial surrender reduction any time a withdrawal is taken from the Contract. The partial surrender reduction is equal to (a) the amount of the return of premium death benefit immediately prior to the withdrawal multiplied by (b) the amount of the withdrawal divided by the contract value immediately prior to the withdrawal.

The example below is intended to provide you with an illustration of the potential effect of a withdrawal on the return of premium Death Benefit. The actual Death Benefit available under your Contract will be based upon your purchase payment, withdrawals made and the contract value as of the death report date.

(a) Contract Value		(b) Return of Premium Death Benefit
Contract Value before withdrawal	$125,000	Return of Premium Death Benefit before withdrawal	$100,000
Withdrawal	25,000	Withdrawal	25,000
Contract Value after withdrawal	100,000	Partial Surrender Reduction	20,000
		$100,000 X $ 25,000=$20,000
		$125,000
		Return of Premium Death Benefit	80,000
		after partial surrender reduction
		$100,000 - $20,000=$80,000

The Death Benefit Value, therefore, is $100,000. (greater of (a) or (b) above)

Payment of Proceeds

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person (s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Unless. . .	Mandatory Payout Rules Apply*
Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary is the contract owner’s spouse and the spouse elects to continue the contract rather than receive the distribution.	Yes

Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary is the contract owner’s spouse and the spouse elects to continue the contract as the new owner rather than receive the distribution.	Yes

Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless the surviving joint owner is the spouse and elects to continue the contract.	Yes

Joint Owner (who is the annuitant)	The beneficiary (ies), or if none, to the contract owners estate.	Unless the beneficiary is the contract owner’s spouse and the spouse elects to continue the contract.	Yes

Annuitant (who is not the contract owner)	The beneficiary (ies)	Unless, where there is no contingent annuitant, the beneficiary is the contract owner’s spouse and the spouse elects to continue the Contract rather than receive a distribution. Or, unless there is a contingent annuitant. Then, the contingent annuitant becomes the annuitant and the Contract continues in effect (generally using the original maturity date). The proceeds will then be paid upon the death of the contingent annuitant or owner.	No

Annuitant (who is the contract owner)	See death of “owner who is the annuitant” above.		N/A

Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust).		Yes (Death of annuitant is treated as death of the owner in these circumstances.)

Contingent Annuitant (assuming annuitant is still alive)	No death proceeds are payable; contract continues.		N/A

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Unless. . .	Mandatory Payout Rules Apply*
Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

  ______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non- spousal Beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the Beneficiary’s life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. If Mandatory Distributions have begun, the 5 year payout option is not available.

Qualified Contracts

Before the Maturity Date, Upon the Death of the	The Company Will Pay the Proceeds to:	Unless. . .	Mandatory Payout Rules Apply (See * above)
Owner/Annuitant	The beneficiary (ies), or if none, to the contract owner’s estate.		Yes

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

Death Proceeds after the Maturity Date

If any contract owner or the annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant’s 95th birthday or ten years after the effective date of the contract, if later.

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant’s 95th birthday for nonqualified contracts or, for all contracts, to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified contracts upon either the later of the contract owner’s attainment of age 701/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same investment options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See “Transfers.”)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments begin less any applicable premium tax not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payment will decrease. However, if the annualized investment pe rformance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life annuity Tables in effect on the maturity date.

PAYMENT OPTIONS

Election of Options

While the annuitant is alive, you can change your annuity option selection any time up to the maturity date. Once annuity payments have begun, no further elections are allowed.

During the annuitant’s lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options. Options 1 through 4 are available for both fixed and/or variable annuities. Option 5 is only available for fixed annuities.

Option 1 — Life Annuity — No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Payments for a Fixed Period. The Company will make equal payments until the cash surrender value applied under this option has been exhausted. The first payment and all later payments will be paid from amounts attributable to each investment option in proportion to the cash surrender value attributable to each. The final payment will include any amount insufficient to make another full payment.

Variable Liquidity Benefit

This benefit is only offered with Variable Annuity Options (as described in the Settlement Provisions of the Contract) for Fixed Period Option only payments, without Life Contingency.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is the Assumed (Daily) Net Investment Factor used to calculate the annuity payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payment or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

We reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value (s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund BD III and Fund BD IV, respectively. Both Fund BD III and Fund BD IV were established on March 27, 1997 and are registered with the SEC as unit investment trusts (separate account) under the Investment

Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund BD III and Fund BD IV for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer ha ve the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s variable funding options. We may advertise the “standardized average annual total returns” of the variable funding options, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the pro grams described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payment and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the purchase payment you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have consequences in the year taken.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or a proposed distribution.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax advisor regarding this issue.

Penalty Tax for Premature Distributions

For both qualified and nonqualified contracts, taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalites which may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement.

Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1963 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

Financial Statements

The financial statements for the Company are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 9% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

Voting Rights

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

APPENDIX A

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Financial Statements

Copies of the Statement of Additional Information dated May 1, 2002 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-12949S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-12950S.

Name:
Address:

A-1

L-12949	November, 2002